Filed Pursuant to Rule 497(e)
Registration No.: 333-111662

SUNAMERICA SPECIALTY SERIES

AIG Small-Cap Fund

(the “Fund”)

Supplement dated October 16, 2020 to the Fund’s Summary Prospectus and Prospectus,

each dated February 28, 2020, as supplemented and amended to date

At a meeting of the Board of Trustees (the “Board”) of SunAmerica Specialty Series held on October 15, 2020 (the “Meeting”), the Board approved certain changes to the Fund’s name and investment strategies and techniques. The Fund intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the changes to the Fund’s name, investment strategies and techniques, and corresponding changes to the Fund’s risks. This filing will be subject to review by the SEC and is scheduled to become effective on or about December 15, 2020 (the “Effective Date”).

The Fund’s investment objective is long-term growth of capital. The Fund currently seeks to achieve its investment objective primarily by strategically allocating its assets between a small-cap index strategy and a micro-capitalization (“micro-cap”) growth strategy. SunAmerica Asset Management, LLC (“SunAmerica”), the Fund’s investment adviser, manages the small-cap index strategy (the “Index Sleeve”) and Cadence Capital Management, LLC (“Cadence”), the Fund’s subadviser, manages the micro-cap growth strategy (the “Micro-Cap Sleeve”).

As of the Effective Date, the Fund’s name would change to “AIG Small-Cap Quality Fund.” The Fund will seek to achieve its investment objective by following a “buy and hold” strategy that seeks to identify and invest in approximately 75-100 small-cap equity securities on the basis of a number of quality-related measures or factors. SunAmerica would assume the day-to-day management of the Fund and Cadence will no longer serve as subadviser to the Fund. The Fund’s policy of investing at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities of small-capitalization (“small-cap”) companies would remain the same.

Once the changes to the Fund’s name and investment strategies and techniques become effective, an updated summary prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated summary prospectus will include additional information about the changes to the Fund’s name and investment strategies and techniques and corresponding changes to the Fund’s risks. Please read the summary prospectus carefully.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Summary Prospectus and/or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_SMCSP-10/20 SUP2_S5118SMC-10/20